UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2021

Date of reporting period:  September 30, 2021

Item 1. Reports to Stockholders.

(a)	[Insert full text of annual report here]

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September 30, 2021

Cove Street Capital
Small Cap Value Fund

Ticker : CSCAX | Cusip : 56166Y875

Annual Report

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www.CoveStreetFunds.com  |  866-497-0097

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Annual Report 2021
Cove Street Capital Small Cap Value Fund
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Table of
Contents

☐	Letter to Shareholders	4
☐	Performance	8
☐	Expense Example	9
☐	Holdings Presentation	10
☐	Annual Schedule of Investments	11
☐	Financial Statements	13
☐	Financial Highlights	16
☐	Notes to Financials	17
☐	Appendix	24

www.CoveStreetFunds.com
866-497-0097

Letter to Shareholders
(unaudited)

GREETINGS FELLOW SHAREHOLDER:

We continue to live in interesting times, but clearly the times have become more interesting as our performance has continued to progress for the past year in a more pleasing absolute and relative direction: The Value Resurrection Project, as we call it.

Our mid-year reflections tend to be more brief so we will provide a quick summation up front: the same issues regarding the “asylum” in Washington, DC; the direction of inflation/interest rates at large; and the availability of near limitless credit being thrown at nearly anything have been— and remain—the dominant themes. While we have “informed and thoughtful” opinions on said subject matters, so does everyone else… endlessly. What we remain highly confident about is that we are only in year one of a multi- year relative movement away from what we call “silly” and into “sane.” Some choose to call that Growth versus Value, but it goes slightly deeper than that. And naturally, we are not sure if that just means we are down 10% and the S&P 500 is down 25%, which is not nearly as fun to go through as it looks on this page. But as co-investors with you in this fund, which to be clear is and has always been an equity fund, we are looking for long-term compounding which is dramatically helped by limiting drawdowns, something in which we have honestly not always been as successful as we would like. (COVID was not in our spreadsheet.)

There remain numerous opportunities to put money into carefully curated and researched small cap ideas that remain increasingly out of bounds for the institutional investment world. Whether it’s simply due to size—“what’s the point if we can’t invest $5 billion, says the large firm”—or sneakily prevalent rules in the name of compliance and safety—“no, you can’t easily buy a $5 stock at your brokerage firm”— there are factors that are enabling us to have less competition in turning over smaller rocks. And, we have a number of “catalysts” in place for 2022 that can drive performance “now,” which is always a good thing.

Per usual, we will start with our detractors. We have followed Landec Corporation (Ticker: LNDC) for almost 20 years—and frankly have never liked the math of an agricultural business which sells hothouse tomatoes and packaged salads and vegetables. What has changed is that their “afterthought” business—Lifecore Biomedical—has grown up to be a material ball of goods as a fully integrated Contract Development and Manufacturing Organization (CDMO). This grows, has high EBITDA margins, and generates solid free cashflow. We expect the food businesses to be sold and the CDMO to emerge as the public gem, with a complete re-rating of the stock price at double our cost basis. In the meantime, the legacy food business, which is on its way out, did not perform well. Also, LifeCore saw some slower growth due to inventory destocking at its customers.

BlueKnight Energy Partners L.P. (Ticker: BKEP) concluded the divestiture of its oil and gas business and is now purely the largest independent storage entity of asphalt. This is a long- term contractual business with an excellent margins and free cashflow, and yes it would be nice to have an infrastructure bill that considered “road building” an important national issue. But we don’t hold our breath. In the meantime, we own both the common and the preferred and await an interesting corporate finance dance that results in the preferred being folded into the common, thereby producing an explosive move in the stock in our opinion. The preferred yields 8% and the common 5% as we wait.

Astronics Corporation (Ticker: ATRO) designs, manufactures, and markets specialized lighting, control systems, and electronics for the cockpit, cabin, and exteriors of military, commercial jet, and general aviation aircraft. Our research

TOTAL RETURN	(CSCAX) — % as of September 30, 2021

	3 Month	Year to Date	1 Year	3 Year	5 Year	10 Year	Inception (09/30/98)
Cove Street Capital Small Cap Value Fund	-1.94	20.64	50.33	4.62	5.58	11.46	9.68
Russell 2000® Index	-4.36	12.41	47.68	10.54	13.45	14.63	9.59
Russell 2000® Value Index	-2.98	22.92	63.92	8.58	11.03	13.22	9.67

Performance shown for the period through January 20, 2012 reflects performance for CSC Small Cap Value Fund, a series of CNI Charter Funds, the predecessor to Cove Street Capital Small Cap Value Fund (“The Fund”). The Fund has the same portfolio manager and substantially similar investment strategies to the predecessor fund. The Institutional Class commenced operations on October 3, 2001. The performance results for the Institutional Class reflect the performance of the Investor Class shares from December 31, 1998 through October 2, 2001. The Investor Class subsequently closed, effective November 25, 2015.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-497-0097.

The gross expense ratio as per the Prospectus is 1.19%. The Fund imposes a 2.00% redemption fee on shares sold within 60 days of purchase. Performance data does not reflect the redemption fee. If it had, return would be reduced.

C S C A X	C S C A X

Letter to Shareholders (continued)
(unaudited)

suggests the stock is very inexpensive in a more normalized environment for new aircraft manufacturing as well as maintenance. This quarter the stock has seen some downward pressure as a result of the slowing of Boeing Company’s (Ticker: BA) manufacturing pace.

Sandstorm Gold Ltd (Ticker: SAND) is a royalty precious metals owner that is waiting for clarity on a game changing asset in Turkey. While it might sound counterintuitive given all of the fiscal and monetary excess present around the world, gold prices have actually fallen a fair amount since early June. SAND is not a play on the short-term price of gold, but lower prices are certainly not helpful. We like the management team at SAND and see a lot of potential for increased cash flows and earnings when their partners successfully get the mine in Turkey up and running.

For contributors this quarter, we will first look at GP Strategies Corporation (Ticker: GPX), whose long takeover process finally ended in success. It is relevant to note that Cove Street Capital’s position as the largest or second largest shareholder for a number of years was instrumental in shaping the Board’s thought and decision process as well as the general direction in which they steered the Company, all without loud and embarrassing flag waving. The path upward was not perfectly smooth, but this is a good outcome for GPX shareholders.
We have established a new and full position in Lions Gate Entertainment Corporation (Ticker: LGF.B), which is one of the last independent content “manufacturers” in global media, as well as the owner of the streaming platform Starz. The short response to this decision is: this is an extraordinary value given its recent takeovers of competitors MGM and Hello Sunshine.
Compass International Minerals (Ticker: CMP) posted solid operational results this quarter in addition to the introduction of optionality around the development of a material Lithium mine on their existing footprint. The combination of the two  improved their performance significantly.

Viasat Inc. (Ticker: VSAT) was a contributor this quarter due to better than expected results in their satellite services segment thanks to a rebound in its inflight connectivity business. We have a longer-term view that the company is severely mispriced by the market with its defense business worth as much, if not more, as the entire market cap today and the massively positive, in our view, launch of VSAT 3 in 2022 draws nearer. We continue to hold the company as a top position in our strategy.

A new addition to the portfolio for the quarter was Ducommun (Ticker: DCO), a manufacturer of parts used in the aerospace and defense industries. We have been following the Company for well over two years, and our research indicates that the CEO of DCO, in his fourth year at the helm, has effectively transitioned the Company from a low margin structures manufacturer tied to Boeing Company (Ticker: BA) to a high margin components and products firm that is well positioned on large and growing defense programs. We also see that their efforts to diversify their commercial aerospace exposure via penetration of Airbus SE (Ticker: EADSY) have also born fruit—a fact that the market doesn’t appear to properly value. With its earnings power significantly higher than what can be seen today, we expect DCO to be revalued at much higher levels over the next three years.

We built a new position this quarter in Chase Corporation (Ticker: CCF), a manufacturer of specialty chemicals and various adhesives, sealants, and anti-corrosion products. For a number of years we have actively followed the progression of its operations under CEO Adam Chase. Mr. Chase inherited the title from the Founder, his father, and has successfully turned a sleepy Boston suburb-based family business into a more professional, operationally-focused corporation. High diversification of revenues across a multitude of products, very high margins, and excellent cash generation have created a high barrier to entry/high return on invested capital compounder. We took advantage of a pullback in the stock price to a level where we saw good upside over the next three years.

Another new addition this quarter was Tiptree Inc. (Ticker: TIPT), a diversified financial holding company comprised of a core insurance business, a peripheral mortgage origination business and an investment portfolio of various distressed assets. The CEO, Michael Barnes, owns 25% of the equity and has a track record of interesting and esoteric investments dating back to his days running structured credit desks at Bear Stearns. Our research indicates that the core insurance company is worth more than the current market cap of the company, leaving a significant amount of upside via the other financial holdings within Tiptree.

White Mountains Insurance Group (Ticker: WTM) is an insurance-oriented “venture capital fund” that we have owned on and off for 30 years. There are periods of perceived inactivity and shrinkage, and then periods of investment and growth. The public markets tend to penalize the former and then react aggressively on the latter. We made it a top ten position on the day of a press release announcing a material investment in a Lloyds Reinsurance company which signaled to us the beginning of a growth phase, a “pattern recognition” event that was the result of decades of paying attention. The company also announced an IPO of a “hidden” asset that has the words “fintech, software, and SaaS” in its prospectus. Needless to say, we have gotten off to a good start.

Finally, while we strive to buy stocks that we can own for three- to-five years, in certain situations events happen right after we buy a stock that make us reassess the rationale for owning it. In the case of Kar Auction Services (Ticker: KAR), we bought the stock earlier this year after following the company for many years. We knew that KAR was a Graham stock from the beginning, but our research led us to believe that the risk of disruption was being overstated by the market. That is still the case, but KAR recently announced a very expensive $450 million acquisition of a company called CARWAVE that reduced our confidence in the company. We had been told by the company that KAR was content with its digital dealer-to-dealer offering after the $425 million acquisition of BackLot cars last

C S C A X

Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Letter to Shareholders (continued) (unaudited)

year. There is simply no math that can possibly justify the price they paid for CARWAVE and thus we had to write down the intrinsic value of the company by about $3.50 per share. That deal, in conjunction with the fact that the stock ran up right after we bought it, reduced our margin of safety. But, most importantly, on our decision process spreadsheet for KAR we specifically noted “more expensive acquisitions” as a reason that we would sell the stock. So, we hit the bid to put the money to work elsewhere.

Liberty TripAdvisor Holdings Inc (Ticker: LTRPA) is a company whose main asset consists of voting control and ownership in TripAdvisor, Inc. (Ticker: TRIP). The stock moves per the whim of public opinion on the pace of the rebound in global travel and the Delta variant has not helped ease people’s concerns regarding short-term and long-term demand for travel. However, when travel finally emerges from the COVID fog, TRIP will be a primary beneficiary. In the meantime, the company has a healthy balance sheet and is developing a subscription travel offering that has the potential to differentiate its brand from that of the other larger players in travel. The near term maybe be a little bumpy but investors with a long enough time horizon are likely to be rewarded for their patience, given the material upside we see in the stock.

Thank you again for your partnership. We will make one final note regarding taxes which are approximately $3.69 per share: we spend an awful lot of time attempting to limit taxable events without doing anything particularly athletic that ends up being counterproductive to per share value. As an example, when our second largest position in GP Strategies was taken over this summer at a meaningful price, we have lugged its 8% along hoping to move the gain into next fiscal year. We cleared the 9/30 hurdle and we have a decent shot at clearing the 10/31 hurdle as well. So, when we say we don’t have any legitimate losses left to offset these reported gains, we don’t.

We again appreciate your support as our partners in seeking out and profiting from the inefficiencies in public markets.

Best Regards,

Jeffrey Bronchick, CFA | Principal, Portfolio Manager Shareholder, Cove Street Capital Small Cap Value Fund

The information provided herein represents the opinions of Cove Street Capital LLC and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions expressed are subject to change at any time.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The statutory prospectus and summary prospectus contain this and other important information about the investment company, and they may be obtained by calling 1-866-497-0097 or visiting www.covestreetfunds.com. Read it carefully before investing.

C S C A X

Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Letter to Shareholders (continued) (unaudited)

The information provided herein represents the opinions of Cove Street Capital, LLC and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions expressed are subject to change at any time.

Fund holdings and sector allocations are subject to change and should not be considered  a recommendation to buy or sell any security.

Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for a complete list of holdings.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the investment process will consistently lead to successful results. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Concentration of assets in a single or small number of issuers, may reduce diversification and result in increased volatility.

The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe, representing approximately 10% of the total market capitalization of the Russell 3000® Index, and the Russell 2000® Value Index includes those Russell 2000® Index companies with lower price to book ratios and lower forecasted growth values. One cannot invest directly in an index.

Free cashflow represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets.

EBITDA margin is a measure of a company’s operating profit, shown as a percentage of its revenue. EBITDA stands for the Earnings Before Interest, Taxes, Depreciation and Amortization that a company makes.

Intrinsic value; is a measure of what an asset is worth.

The Standard and Poor's 500® Index, or simply the S&P500®, is a stock market index tracking the performance of 500 large companies listed on stock exchanges in the United States. One cannot invest directly in an index.

An initial public offering (IPO) refers to the process of offering shares of a private corporation to the public in a new stock issuance.

The Cove Street Small Cap Value Fund is distributed by Quasar Distributors, LLC.

C S C A X

Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Institutional Class Performance (unaudited)

Annualized Rates of Return (%) as of September 30, 2021

Value of $10,000 Investment as of September 30, 2021

(1)
The Institutional Class commenced operations on October 3, 2001. The performance results for the Institutional Class reflect the performance of the Investor Class shares from September 30, 1998 through October 2, 2001. The Investor Class subsequently closed, effective November 25, 2015.

(2)
The Russell 2000® Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000® Index, which contains the 3,000 largest companies in the U.S. based on market capitalization. One cannot invest directly in an Index.

(3)
The Russell 2000® Value Index measures the performance of the small-cap value segment of U.S. equity securities. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an Index.

Past performance does not guarantee future results. Graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.

C S C A X	C S C A X

Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Expense Example September 30, 2021 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, broker commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 – September 30, 2021).

aCTUAL eXPENSES

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

hYPOTHETICAL eXAMPLE FOR cOMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	BEGINNING ACCOUNT VALUE 4/1/2021	ENDING ACCOUNT VALUE 9/30/2021	EXPENSES PAID DURING PERIOD (1) 4/1/2021 - 9/30/2021
Institutional Class Actual (2)	$1,000.00	$1,002.20	$6.07
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.00	$6.12

(1)
Expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.21%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual return for the six-month period ended September 30, 2021 of 0.22%.

C S C A X

Holdings Presentation
September 30, 2021 (unaudited)

Sector Allocation (1) (% of net assets) as of September 30, 2021

Top 10 Equity Holdings(1) (% of net assets) as of September 30, 2021

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

C S C A X

Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Schedule of Investments September 30, 2021

	Shares	Value
COMMON STOCKS - 93.8%

Basic Materials - 19.2%
Chase Corp.	8,900	$909,135
Compass Minerals International, Inc.	57,200	3,683,680
Ecovyst, Inc.	310,000	3,614,600
GCP Applied Technologies, Inc. *	50,000	1,096,000
NewMarket Corp.	9,723	3,293,861
UFP Technologies *	25,000	1,539,750
		14,137,026
Consumer Discretionary - 14.6%
E.W. Scripps, Class A	140,000	2,528,400
Lions Gate Entertainment Corp., Class B *	311,000	4,043,000
Six Flags Entertainment Corp. *	40,000	1,700,000
Skechers U.S.A., Inc., Class A *	22,982	968,002
Wayside Technology Group, Inc.	54,339	1,465,523
		10,704,925
Consumer Staples - 3.6%
Landec Corp. *	290,000	2,673,800

Energy - 3.2%
Blueknight Energy Partners LP	762,672	2,326,150

Financials - 12.6%
Global Indemnity Group	138,338	3,700,541
Tiptree, Inc.	10,488	105,090
StoneX Group, Inc. *	45,000	2,965,500
White Mountains Insurance Group, Ltd.	2,300	2,460,103
		9,231,234
Health Care - 0.7%
Viemed Healthcare, Inc. *	87,946	488,100

Industrials - 23.9%
AZZ	45,146	2,401,767
Colfax Corp.*	60,000	2,754,000
DLH Holdings *	133,200	1,638,360
Ducommun, Inc. *	14,600	735,110
GP Strategies Corp.*	261,067	5,404,087
KBR, Inc.	67,400	2,655,560
Standex International Corp.	20,000	1,978,200
		17,567,084

See Notes to Financial Statements.

C S C A X

Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Schedule of Investments (continued) September 30, 2021

COMMON STOCKS (continued) - 93.8%	Shares	Value

Technology - 6.4%
CommVault Systems, Inc. *	20,000	1,506,200
IEH Corp. * (a)	90,000	1,080,000
SecureWorks Corp. *	105,300	2,093,364
		4,679,564
Telecommunications - 5.9%
Millicom International Cellular *	36,200	1,308,630
ViaSat, Inc. *	55,800	3,072,906
		4,381,536
Utilities - 3.7%
Heritage-Crystal Clean *	94,403	2,735,799

Total Common Stocks (Cost $50,168,223)		68,925,218

PREFERRED STOCK - 2.2%
Energy - 2.2%
Blueknight Energy Partners L.P., 11.000%
Total Preferred Stock (Cost $1,299,214)	200,000	1,630,000

SHORT-TERM INVESTMENT - 4.1%
Invesco Treasury Obligations Portfolio, Institutional Class, 0.01% ^
Total Short-Term Investment (Cost $2,991,224)	2,991,224	2,991,224

Total Investments - 100.1% (Cost $54,458,661)		73,546,442
Other Assets & Liabilities, Net - (0.1)%		(86,075)
Total Net Assets - 100.0%		$73,460,367

*	Non-income producing security.
(a)
Security considered illiquid, and is categorized in Level 2 of the fair value hierarchy. The illiquid security has a total fair value of $1,080,000, which represents 1.5% of net assets. See Notes 2 and 3 in Notes to Financial Statements.

^	The rate of shown is the annualized seven day effective yield as of September 30, 2021.

See Notes to Financial Statements.

C S C A X

Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Statement of Assets and Liabilities September 30, 2021

ASSETS:
Investments, at value (Cost: $54,458,661)	$73,546,442
Cash	8,045
Dividends and interest receivable	27,842
Receivable for capital shares sold	5,812
Prepaid expenses	13,672
Total assets	73,601,813

LIABILITIES:
Payable to investment adviser	51,049
Payable for transfer agent fees & expenses	21,501
Payable for audit fees	20,498
Payable for fund administration & accounting fees	20,414
Payable for trustee fees	4,088
Payable for compliance fees	3,753
Payable for custody fees	1,690
Payable for capital shares redeemed	30
Accrued expenses	18,423
Total liabilities	141,446

NET ASSETS	$73,460,367

NET ASSETS CONSIST OF:
Paid-in capital	$50,875,388
Total distributable earnings	22,584,979
Net Assets	$73,460,367

Shares issued and outstanding (1)	1,795,441
Net asset value, redemption price and offering price per share (2)	$40.91

(1)	Unlimited shares authorized without par value.

(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to Financial Statements.

C S C A X

Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Statement of Operations for the Year Ended September 30, 2021

INVESTMENT INCOME:
Dividend income	$2,026,019
Interest income	236,354
Total investment income	2,262,373

EXPENSES:
Investment adviser fees (See Note 4)	773,722
Fund administration & accounting fees (See Note 4)	83,982
Transfer agent fees & expenses (See Note 4)	81,717
Federal & state registration fees	31,519
Postage & printing fees	23,148
Audit fees	20,497
Legal fees	20,208
Trustee fees	17,307
Compliance fees (See Note 4)	15,002
Custody fees (See Note 4)	12,695
Insurance expense	2,191
Other Expenses	29,898
Total expenses before interest	1,111,886
Interest expense (See Note 9)	157
Total expenses before recoupment/waiver	1,112,043
Adviser recoupment (See Note 4)	1,873
Less: waiver from investment adviser (See Note 4)	(5,474)
Net expenses	1,108,442

NET INVESTMENT INCOME	1,153,931

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	7,449,800
Net change in unrealized appreciation/depreciation on investments	29,800,004
Net realized and unrealized gain on investments	37,249,804

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,403,735

See Notes to Financial Statements.

C S C A X

Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Statements of Changes in Net Assets September 30, 2021

	Year Ended September 30, 2021	Year Ended September 30, 2020

OPERATIONS:
Net investment income	$1,153,931	$995,645
Net realized gain (loss) on investments	7,449,800	(2,300,035)
Net change in unrealized appreciation/depreciation on investments	29,800,004	(22,559,977)
Net increase (decrease) in net assets from operations	38,403,735	(23,864,367)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,471,335	24,829,692
Proceeds from reinvestments of distributions	982,224	872,970
Payments for shares redeemed	(48,899,527)	(47,690,472)
Redemption fees	3,693	1,717
Decrease in net assets resulting from capital share transactions	(38,442,275)	(21,986,093)

DISTRIBUTIONS TO SHAREHOLDERS:	(1,099,558)	(995,461)

TOTAL DECREASE IN NET ASSETS	(1,138,098)	(46,845,921)

NET ASSETS:
Beginning of year	74,598,465	121,444,386
End of year	$73,460,367	$74,598,465

See Notes to Financial Statements.

C S C A X

Financial Highlights
(for a Fund Share Outstanding Throughout the Years)

	Year Ended September 30,
	2021	2020	2019	2018	2017
PER SHARE DATA:

Net asset value, beginning of year	$27.56	$34.89	$37.51	$36.49	$34.21

Investment operations:
Net investment income (loss)	0.60	0.35	0.24	(0.04)	(0.18)
Net realized and unrealized gain (loss) on investments	13.17	(7.40)	(1.84)	2.10	2.92
Total from investment operations	13.77	(7.05)	(1.60)	2.06	2.74

Less distributions:
From net investment income	(0.42)	(0.28)	–	–	–
From net realized gains	–	–	(1.02)	(1.04)	(0.46)
Total distributions	(0.42)	(0.28)	(1.02)	(1.04)	(0.46)
Paid-in capital from redemption fees	– (1)	– (1)	– (1)	– (1)	– (1)

Net asset value, end of year	$40.91	$27.56	$34.89	$37.51	$36.49

TOTAL RETURN	50.33%	-20.43%	-4.26%	5.92%	8.17%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$73.5	$74.6	$121.4	$148.4	$147.4

Ratio of expenses to average net assets:
Before expense waiver/recoupment	1.22%	1.18%	1.22%	1.16%	1.20%
After expense waiver/recoupment	1.22%	1.18%	1.23%	1.16%	1.20%

Ratio of net investment income (loss) to average net assets:
After expense waiver/recoupment	1.27%	0.95%	0.65%	(0.11)%	(0.59)%

Portfolio turnover rate	68%	70%	53%	59%	48%

(1)	Amount per share is less than $0.01.

C S C A X

Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements September 30, 2021

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Cove Street Capital Small Cap Value Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund commenced operations on September 30, 1998 and currently offers Institutional Class shares. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax or excise tax provision is required. As of and during the year ended September 30, 2021, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended September 30, 2021, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended September 30, 2021, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the year ended September 30, 2018.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. The Fund will establish a reserve for interest receivable when it becomes probable that the interest will not be collected, and the amount of uncollectible interest can be reasonably estimated. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction. The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the year ended September 30, 2021, the Fund decreased distributable earnings by $1,772,323 and increased paid-in capital by $1,772,323. These adjustments were largely due to the use of tax equalization by the Fund.

C S C A X

Notes to Financial Statements (continued)
September 30, 2021

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Expenses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees (the “Board”) as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value. At September 30, 2021, the Fund had investments in illiquid securities with a total value of $1,080,000 or 1.5% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Security	Shares	Date Acquired	Cost Basis
IEH Corp.	90,000	Aug. 2021	$ 1,332,900

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

C S C A X

Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements (continued) September 30, 2021

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices, or last trade.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices, or last trade.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices, or last trade is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume, liquidity, and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$67,845,218	$1,080,000	$-	$68,925,218
Preferred Stock	1,630,000	-	-	1,630,000
Short-Term Investment	2,991,224	-	-	2,991,224
Total Investments in Securities	$72,466,442	$1,080,000	$-	$73,546,442

Refer to the Schedule of Investments for further information on the classification of investments.

Continued on next page.

C S C A X

Notes to Financial Statements (continued)
September 30, 2021

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Balance as of September 30, 2020	$2,058,103
Accrued discounts/premiums	56,207
Realized losses	(3,874,345)
Change in net unrealized appreciation/depreciation	4,471,206
Net sales	(2,711,171)
Transfers into and/or out of Level 3	-
Balance as of September 30, 2021	$-
Change in unrealized appreciation/depreciation during the year for Level 3 investments held at September 30, 2021	$-

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Cove Street Capital, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund's average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% of the average daily net assets. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser, with the consent of the Board. Total fee recoupment in the fiscal year ended September 30, 2021, was $1,873, which represented fee waivers occurring during the current fiscal year. As of September 30, 2021, the Fund has $3,601 in previously waived fees or reimbursed expenses subject to potential recovery by August 31, 2024.

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended September 30, 2021, are disclosed in the Statement of Operations.

C S C A X

Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements (continued) September 30, 2021

5.  CAPITAL SHARE TRANSACTIONS

	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Institutional Class:
Shares sold	249,404	891,912
Shares issued to holders in reinvestment of distributions	29,719	23,205
Shares redeemed	(1,190,450)	(1,689,623)
Net decrease in shares outstanding	(911,327)	(774,506)

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding Short-Term investments, by the Fund for the year ended September 30, 2021, were as follows:

	Purchases	Sales
U.S. Government Securities	$-	$-
Other Securities	$57,594,700	$98,319,326

7.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2021, were as follows:

Aggregate Gross Appreciation	Aggregate Gross Depreciation	Net Appreciation	Federal Income Tax Cost
$20,337,588	$(1,635,567)	$18,702,021	$54,884,421

Any difference between book-basis and tax-basis unrealized appreciation would be attributable primarily to the tax deferral of losses on wash sales and partnerships in the Fund.

At September 30, 2021, the Fund’s components of distributable earnings on a tax-basis were as follows:

Undistributed Ordinary Income	Undistributed Long- Term Capital Gain	Other Accumulated Gains	Unrealized Appreciation	Total Distributable Earnings
$3,882,958	$-	$-	$18,702,021	$22,584,979

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of a Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended September 30, 2021, the Fund did not defer any qualified late year losses. The Fund utilized $1,577,983 of capital loss carryforwards in the current year. As of September 30, 2021, the Fund had no capital loss carryovers.

C S C A X

Notes to Financial Statements (continued)
September 30, 2021

The tax character of distributions paid for the year ended September 30, 2021, were as follows:

	Ordinary Income*	Long Term Capital Gains	Total
Amount in Dollars	$1,099,558	$-	$1,099,558
Amount per Share	$0.42111	$-	$0.42111

The tax character of distributions paid for the year ended September 30, 2020, were as follows:

	Ordinary Income*	Long Term Capital Gains	Total
Amount in Dollars	$995,461	$-	$995,461
Amount per Share	$0.27581	$-	$0.27581

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

8. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2021, there were no shareholders owning more than 25% of the Fund’s outstanding shares.

9. LINE OF CREDIT

The Fund has established an unsecured line of credit (“LOC”) in the amount of $10,000,000, 15% of gross market value of the Fund, or 33.33% of the fair value of the Fund’s unencumbered assets, whichever is less. The LOC matures unless renewed on July 22, 2022. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOC is with the Custodian. Interest is charged at the prime rate which was 3.25% as of September 30, 2021. The interest rate during the year was 3.25%. The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. The weighted average interest rate paid on outstanding borrowings for the Fund was 3.25%. For the year ended September 30, 2021, the Fund’s LOC activity was as follows:

LOC Agent	Average Borrowings	Amount Outstanding as of September 30, 2021	Interest Expense	Maximum Borrowing	Date of Maximum Borrowing
U.S. Bank N.A.	$4,770	$ -	$157	$665,000	September 23, 2021

C S C A X

Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements (continued) September 30, 2021

10. RECENT REGULATORY UPDATE

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements, if any.

11. COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.

12. SUBSEQUENT EVENT

On November 16, 2021, the Fund paid a short-term capital gain distribution of $3,101,308, or $1.91656 per share, and a long-term capital gain distribution of $2,878,180, or $1.77867 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

End of Notes to Financial Statements.

C S C A X

Appendix

Appendix Contents

Report of Independent Registered Public Accounting Firm

Additional Information

Privacy Notice

Report of Independent Registered
Public Accounting Firm

To the Shareholders of Cove Street Capital Small Cap Value Fund
and Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cove Street Capital Small Cap Value Fund (the “Fund”), a series of Managed Portfolio Series, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

Milwaukee, Wisconsin
November 24, 2021

C S C A X

Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Additional Information (unaudited)

Name, Address, Year of Birth	Position(s) Held with the Trust	Term of Office & Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Chairman, Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	33	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (47 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013)
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee	Indefinite Term; Since April 2011	33	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (49 Portfolios) (2012-Present)
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee and Nominating & Governance Committee Chairman	Indefinite Term; Since April 2011	33	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present).
Independent Trustee, ALPS
Variable Investment Trust
(7 Portfolios) (2006-Present);
Independent Trustee,
RiverNorth Opportunities
Closed-End Fund (2015-
Present); Independent Trustee,
RiverNorth Funds (3 Portfolios)
(2018-Present); RiverNorth
Managed Duration Municipal
Income Fund Inc. (1 Portfolio)
(2019 to present); RiverNorth
Marketplace Lending
Corporation (1 Portfolio) (2018
to present);
RiverNorth/DoubleLine
Strategic Opportunity Fund,
Inc. (1 Portfolio) (2018 to
present); RiverNorth
Opportunities Fund, Inc.
(1 Portfolio) (2013 to present);
RiverNorth Opportunistic
Municipal Income Fund, Inc.
(1 Portfolio) (2018 to present),
RiverNorth Flexible Municipal
Income Fund (2020-Present).

C S C A X

Additional Information (continued) (unaudited)

Name, Address, Year of Birth	Position(s) Held with the Trust	Term of Office & Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Robert J. Kern 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Trustee	Indefinite Term; Since January 2011	33	Retired (July 2018 – present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2018).	None
Officers
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	President and Principal Executive Officer	Indefinite Term, Since November 2018	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Treasurer, Principal Financial Officer and Vice President	Indefinite Term; Since August 2019 (Treasurer); Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
Joseph Destache 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1991	Secretary	Indefinite Term; Since March 2021	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Regulatory Administration Intern, U.S. Bancorp Fund Services, LLC (2018 -2019); Law Student (2016 -2019).	N/A
Douglas Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Assistant Treasurer and Vice President	Indefinite Term; Since May 2016 (Assistant Treasurer); Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Michael J. Cyr II, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1992	Assistant Treasurer and Vice President	Indefinite Term; Since August 2019	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2013-present).	N/A

C S C A X

Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Additional Information (continued) (unaudited)

Statement Regarding the Fund’s Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the Cove Street Capital Small Cap Value Fund (the “Fund”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Cove Street Capital, LLC (“Cove Street”) as the administrator of the Program (the “Program Administrator”). Personnel of Cove Street or its affiliates conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Program Administrator.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020 (the “Reporting Period”). No significant liquidity events impacting the Fund during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, Cove Street manages and periodically reviews the Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of   the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means.  In the Report, Cove Street provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage the Fund’s liquidity risk and the Fund’s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the Program Administrator oversaw the classification of each of the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT. Cove Street’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Fund qualified as a “primarily highly liquid fund” as defined in the Program during the Reporting Period. Accordingly, the Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, the Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4.

The Report noted that the Fund’s did not have redemptions in-kind during the Reporting Period. The Report concluded: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk during the Reporting Period; and (ii) the Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

C S C A X

Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Additional Information (continued) (unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-866-497-0097.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-497-0097.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling 1-866-497-0097, or (2) on the SEC’s website at www.sec.gov.

FUND DISTRIBUTION INFORMATION

For the fiscal year ended September 30, 2021, certain dividends paid by the Fund may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 81.55% for the Fund. For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2021 was 81.62% for the Fund. The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 0.00%.

C S C A X

Privacy Notice
(unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

C S C A X

ANNUAL REPORT 2021

Cove Street Capital
Small Cap Value Fund

C   S   C   A   X

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-866-497-0097.

Investment Adviser
Cove Street Capital, LLC
2101 East El Segundo Boulevard, Suite 302
El Segundo, CA 90245

Custodian
U.S. Bank N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
111 E. KilbournAvenue, Suite 2200
Milwaukee, WI 53202

Administrator, Fund Accountant
and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

www.CoveStreetFunds.com

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any substantive amendments to its code of ethics during the year covered by this report.

The Registrant has not granted any waivers from any provisions of the code of ethics during the year covered by this report.

A copy of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended September 30, 2021 and September 30, 2020, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2021	FYE 9/30/2020
(a) Audit Fees	$17,000	$16,500
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$3,500	$3,000
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 9/30/2021	FYE 9/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2021	FYE 9/30/2020
Registrant	0%	0%
Registrant’s Investment Adviser	0%	0%

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed Herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    December 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    December 9, 2021

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    December 9, 2021